Exhibit 10.1

FOURTH AMENDMENT TO OFFICE LEASE

THIS FOURTH AMENDMENT TO OFFICE LEASE (“Fourth Amendment”) is entered into effective as of May 1, 2013 (the “Effective Date”), by and between Chesapeake Plaza, L.L.C., an Oklahoma limited liability company (“Landlord”) and Pier 1 Services Company, a Delaware statutory trust (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Office Lease dated June 9, 2008 (the “Original Lease”) for certain space (the “Premises”) in the office building known as Chesapeake Plaza located at 100 Energy Way, Fort Worth, Tarrant County, Texas (the “Building”); and

WHEREAS, Landlord and Tenant entered into that certain First Amendment to Office Lease dated June 20, 2008 (the “First Amendment”); and

WHEREAS, Landlord and Tenant entered into that certain Second Amendment to Office Lease dated July 1, 2011 (the “Second Amendment”); and

WHEREAS, Landlord and Tenant entered into that certain Third Amendment to Office Lease dated January 28, 2013 (the “Third Amendment”, and together with the Original Lease, the First Amendment, and the Second Amendment, the “Lease”);

WHEREAS, the parties hereto have now agreed to further modify the Lease in certain respects on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Lease as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein will have the same meanings as ascribed to them in the Lease.

2. Expansion of Premises. Effective as of the date set forth below, the Premises will be expanded, as follows:

2.1	Effective as of May 1, 2013 (the “Lobby Expansion Date”), the Premises is hereby expanded to include that portion of the Lobby, comprising 5,018 square feet of Rentable Square Footage as shown on Exhibit B attached hereto (the “Lobby Expansion Space”). Accordingly, as of the Lobby Expansion Date, all references in the Lease to the Rentable Square Footage of the Premises shall for all purposes under the Lease be deemed to be 313,391 square feet. In addition, Exhibit A-1 attached to the Lease is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

2.2	Tenant is authorized to and shall construct a demising wall and/or door in the location depicted on Exhibit B attached hereto in order to close off and secure the Lobby Expansion Space; provided, however, that such wall and/or door will be constructed with finishes consistent with the existing finishes in the lobby area, and otherwise in accordance with the terms and conditions of Section 9.C of the Lease.

2.3	Landlord expressly disclaims any and all warranties of any nature, express or implied, in fact or by law with respect to the Expansion Space, including without limitation, the implied warranties of habitability, suitability, merchantability and fitness for any particular purpose. By occupying the Lobby Expansion Space as of the Lobby Expansion Date, Tenant accepts the Lobby Expansion Space in its “as-is” condition and configuration and shall be deemed to have accepted delivery of the same, and TENANT HEREBY AGREES THAT AS OF THE LOBBY EXPANSION DATE, THE LOBBY EXPANSION SPACE IS OR WILL BE IN GOOD ORDER AND SATISFACTORY CONDITION AND THAT THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, BY LANDLORD REGARDING THE LOBBY EXPANSION SPACE.

3. Increased Base Rent. Commencing on the dates set forth below and continuing for each calendar month thereafter throughout the remainder of the Term, Tenant’s monthly Base Rent as set forth in Section 1.D of the Lease is hereby amended as follows:

Period	Annual Rate Per Square Foot	Monthly Base Rent
May 1, 2013 through June 30, 2015	$25.00	$652,897.92
July 1, 2015 through June 30, 2018	$26.50	$692,071.79
July 1, 2018 through June 30, 2022	$27.50	$718,187.71

4. No Broker. Tenant and Landlord each represent to the other that neither party has executed a written agreement with any broker or agent in connection with this Fourth Amendment. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through or under the indemnifying party.

5. Entire Agreement; Supercession. This Fourth Amendment shall become effective only upon its full execution and delivery by Landlord and Tenant. This Fourth Amendment contains the parties’ entire agreement regarding the subject matter covered herein, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Fourth Amendment. In all respects, except as specifically amended hereby, the terms and conditions of the Lease remain in full force and effect and unabated and the Lease, as amended by this Fourth Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

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6. Multiple Counterparts. The parties may execute this Fourth Amendment in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. To facilitate execution of this Fourth Amendment, the parties may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages.

7. Joinder and Authority. Landlord represents and warrants to Tenant that (a) there is no mortgage or deed of trust lien encumbering any portion of the Premises, and (b) any approval of another person or entity required for Landlord to enter into and execute this Fourth Amendment has been obtained.

8. Joinder and Approval by Guarantor. By its execution below, Guarantor hereby acknowledges the terms and conditions of this Fourth Amendment and consents to and approves of the modifications set forth herein, including but not limited to the expansion of the Premises and the increase in Base Rent and resultant obligations under the Lease and hereby affirms that all of the terms and conditions in the Guaranty are hereby extended to include the Lease as amended by this Fourth Amendment.

9. Option to Extend Term. The first sentence of Section 5 of the Third Amendment is hereby amended in its entire to read as follows:

Tenant is hereby granted the right and option to extend the Term of this Lease for one (1) renewal period of five (5) years (the “Renewal Period”), which option shall be exercised by delivery of written notice to Landlord given no later than one (1) year prior to the Expiration Date, provided that at the time of such notice and at the commencement of such Renewal Period, (i) Tenant remains in occupancy of at least eighty percent (80%) of the Premises, and (ii) no uncured event of default exists under the Lease.

10. Seasonal Lighting Costs. Landlord and Tenant acknowledge and agree that for purposes of determining Tenant’s Pro Rata Share of Excess Operating Expenses, actual Operating Expenses for the Base Year were increased by an amount equal to $378,363.57, which amount represents approximately ninety-five percent (95%) of the cost of seasonal lighting incurred by Landlord for the 2010 – 2011 Lease Year (and which seasonal lighting costs were not incurred in the Base Year). Actual seasonal lighting costs incurred during the Base Year were less than $2,000.00. Notwithstanding anything to the contrary set forth in the Lease, if during any Lease Year any subsequent owner of the Property and landlord under the Lease does not provide the same level of seasonal lighting currently provided by Landlord, for purposes of determining Tenant’s Pro Rata Share of Excess Operating Expenses, (i) if the cost of such seasonal lighting for the applicable Lease Year is $5,000.00 or less, the Base Year Operating Expenses shall be reduced by the sum of $378,363.57 to reflect the discontinuance of such seasonal lighting, and (ii) if the cost of such seasonal lighting for the applicable Lease Year is more than $5,000.00, then the Base Year Operating Expenses shall be reduced by the amount equal to $378,363.57 minus the costs of seasonal lighting for such Lease Year in excess of $5,000.00 to reflect the reduction in the level of seasonal lighting.

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

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(Signature Pages Follow)

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

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SIGNATURE PAGE TO

FOURTH AMENDMENT TO OFFICE LEASE

IN WITNESS WHEREOF, Landlord, Tenant and Guarantor have executed this Fourth Amendment as of the Effective Date hereof.

LANDLORD:

CHESAPEAKE PLAZA, L.L.C., an Oklahoma limited liability company

By:
Name:	James R. Webb
Title:	Senior Vice President – Legal and General Counsel

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

SIGNATURE PAGE TO

FOURTH AMENDMENT TO OFFICE LEASE

IN WITNESS WHEREOF, Landlord, Tenant and Guarantor have executed this Fourth Amendment as of the Effective Date hereof.

TENANT:

PIER 1 SERVICES COMPANY, a Delaware statutory trust

By:	Pier 1 Holdings, Inc., a Delaware corporation, its managing trustee

By:
Name: Alexander W. Smith Title: President and CEO

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

SIGNATURE PAGE TO

FOURTH AMENDMENT TO OFFICE LEASE

IN WITNESS WHEREOF, Landlord, Tenant and Guarantor have executed this Fourth Amendment as of the Effective Date hereof.

GUARANTOR:

PIER 1 IMPORTS, INC., a Delaware corporation

By:
Name:	Alexander W. Smith
Title:	President and CEO

FOURTH AMENDMENT TO OFFICE LEASE

(PIER 1 SERVICES COMPANY)

EXHIBITT A-1 CHART OF RENTABLE SQUARE FOOTAGE ON EACH FLOOR AND COMMON AREAS Total Gross Area 460,614 Less Vertical Penetration 50,637 Total Rentable 409,977 Common Area 63,615 Total Useable 346,362 Total Rentable 409,977 Ratio of Comon Area 0.18367 to Usable SQUARE FOOTAGE BREAKDOWN FLOOR TOTAL RENTABLE USEABLE COMMON AREA RENTABLE CHARGE AREA* Terrace 42,847 795 146 941 Lobby 26,969 Lobby Offices 4,240 778 5,018 Security Control Room 1,166 214 1,380 Mezz 13,153 13,153 2,416 15,568 5 22,329 22,329 4,101 26,430 6 22,329 22,329 4,101 26,430 7 22,329 22,329 4,101 26,430 8 22,329 22,329 4,101 26,430 9 22,610 22,610 4,153 26,763 10 22,610 22,610 4,153 26,763 11 22,610 22,610 4,153 26,763 12 22,610 22,610 4,153 26,763 14 22,610 22,610 4,153 26,763 15 22,610 22,610 4,153 26,763 16 22,394 22,394 4,113 26,507 17 22,394 22,394 4,113 26,507 18 19,372 19,372 3,558 22,930 19 18,936 18,936 3,478 22,414 20 18,936 18,936 3,478 22,414 409,977 346,362 63,615 409,977 * Square footage used to calculate rent expense

Exhibit B

E
N
LOBBY
S
W
Security Control Room
CHK Security
CHK Security
Kitchen
Kitchen
L110
L111
L112
L113
L114
L115
L118
L119
L120
L122
L123
L124
Demising Wall/Door

Lobby Expansion Space